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                                  EXHIBIT 23.3

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
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             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
             ----------------------------------------------------

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated December 12, 1997 relating to the financial statements, which appears in Weitzer Homebuilders Incorporated's Annual Report on Form 10-K for the year ended September 30, 1998.


PricewaterhouseCoopers LLP

Miami, Florida
July 30, 1999